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                                                             EXHIBIT NUMBER 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-80984, 33-81002, 333-19691 and 333- 19693).



                            /s/ Arthur Andersen LLP

Atlanta, Georgia
May 8, 1997